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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 25, 2002

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          TEXAS                       000-21621                         75-2666013
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)        (IRS EMPLOYER IDENTIFICATION NO.)


                                1310 WEST EL PASO
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 332-5720


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         Kevco, Inc. (the "Company") is filing herewith the consolidated Monthly Operating Report of Debtors and Debtors in Possession for the period ended September 30, 2002 that the Company filed with the United States Bankruptcy Court for Northern District of Texas, Fort Worth Division on October 25, 2002 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case nos. 401-40783-BJH-11 through Case nos. 401-40790-BJH-11.

         THE MONTHLY OPERATING REPORT FILED HEREWITH CONTAINS UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Consolidated Monthly Operating Report for Kevco, Inc. for the Period Ended September 30, 2002 (1)

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(1)    The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      KEVCO, INC


Date:  October 29, 2002                      By:  /s/ Wilford W. Simpson
                                                --------------------------------
                                                  Wilford W. Simpson
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Consolidated Monthly Operating Report for Kevco, Inc. for the
                  Period Ended September 30, 2002 (1)

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(1)    The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.